UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): July 15, 2005

                         Neighborhood Connections, Inc.
              ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Nevada                   000-50344                16-1630142
----------------------------       ------------           ------------------
(State or other jurisdiction       (Commission              (IRS Employer
      of incorporation)            File Number)           Identification No.)

           3118 West Parkwood Avenue, Pmb 111, Webster, TX 77598
           -----------------------------------------------------
           (Address of principal executive offices)  (Zip Code)

                               (281) 554-9560
                         --------------------------
                         Issuer's Telephone Number

                                Not applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

On July 15, 2005, Neighborhood Connections, Inc. (the "Registrant" or "NCI") entered into an Agreement and Plan of Reorganization with Lpath Therapeutics, Inc., a Delaware corporation, pursuant to which Lpath will be merged with Neighborhood Connections Acquisition Corporation, a Nevada corporation, a wholly owned subsidiary of the Registrant with no assets or liabilities formed solely for the purpose of facilitating the merger.

In the merger, each outstanding share of Lpath common stock will be converted into one share of NCI Class A Common Stock. If the merger is completed, the stockholders of Lpath will own a substantial majority of the outstanding shares of NCI Class A Common Stock. Prior to the closing NCI will repurchase
4.92 million shares held by its largest shareholder for $10,000. This shareholder will retain 80,000 shares of NCI Class A Common Stock, of which 50,000 shares will be held in escrow as security for any indemnification claims.

The merger is contingent upon, among other things, Lpath raising capital, through a Private Placement Offering, of a minimum of $4 million on or before September 30, 2005, or at such date as may be determined by the parties hereto, provided, however that Lpath shall have the right at any time prior to September 30, 2005 to extend the date of the Closing until a subsequent date, but no later than November 30, 2005. If funding does not take place by the deadline, the agreement may be terminated at the discretion of either party. There are no assurances that Lpath will be able to raise the minimum funding requirements.




                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NEIGHBORHOOD CONNECTIONS, INC.
                                        ------------------------------
                                                (Registrant)


Dated:  July 21, 2005                   By: /s/ Ruth Selmon
        -------------                   --------------------------------
                                                Ruth Selmon
                                                Chief Executive Officer
                                                Chief Financial Officer



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